                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                         KELLEY OIL & GAS CORPORATION

 Offer to Exchange all outstanding 10 3/8% Senior Subordinated Notes Due 2006,
      Series C, for 10 3/8% Senior Subordinated Notes Due 2006, Series D


            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT

   5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 9, 1998, UNLESS EXTENDED

              Deliver to United States Trust Company of New York
                            (the "Exchange Agent")

     BY HAND DELIVERY:       BY OVERNIGHT COURIER:        BY REGISTERED OR
    United States Trust   United States Trust Company      CERTIFIED MAIL:
          Company                 of New York            United States Trust
        of New York              770 Broadway                  Company
       111 Broadway               13th Floor                 of New York
        Lower Level           New York, NY 10003               Box 843
    New York, NY 10005   Attn: Corporate Trust Service  Peter Cooper Station
   Attn: Corporate Trust            Window               New York, NY 10276
                                                        Attn: Corporate Trust

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                    United States Trust Company of New York
                                (212) 420-6152
                            Confirm: (800) 548-6565
                               For Information:
                                (800) 548-6565

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned hereby acknowledges receipt of the Prospectus dated October 9, 1998 (the "Prospectus") of Kelley Oil & Gas Company (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of $30,000,000 of its 10 3/8% Senior Subordinated Notes Due 2006, Series D (the "Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount of its outstanding 10 3/8% Senior Subordinated Notes Due 2006, Series C (the "Outstanding Notes"), in integral multiples of $1,000. The term "Expiration Date" means 5:00 p.m., New York City time, on November 9, 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

  YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. QUESTIONS RELATING TO THE EXCHANGE OFFER AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE COMPANY.

  List below the Outstanding Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, additional information should be listed on a separately signed schedule affixed hereto.


               DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREBY

--------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                       AGGREGATE PRINCIPAL         AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED  HOLDER(S)                       AMOUNT REPRESENTED        TENDERED**
EXACTLY AS NAME(S) APPEAR(S) ON NOTE(S)                 NOTE             BY OUTSTANDING         (IF LESS THAN
  (PLEASE FILL IN)                                    NUMBERS*                NOTES                 ALL)
-------------------------------------------------------------------------------------------------------------
                                                                          $                     $
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------
                                                     TOTAL                 $                    $
-----------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

  This Letter of Transmittal is to be used (i) if certificates of Outstanding Notes are to be tendered herewith, (ii) if delivery of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus or (iii) tender of the Outstanding Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures". See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. It is understood that participants in DTC's book-entry system (the "Book-Entry Transfer Facility") will, in accordance with DTC's Automated Tender Offer Program procedures and in lieu of physical delivery to the Exchange Agent of a Letter of Transmittal, electronically acknowledge receipt of, and agree to be bound by, the terms of this Letter of Transmittal.

  The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this letter in its entirety.

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution__________________________________________________

[_] The Depository Trust Company

Account Number_________________________________________________________________

Transaction Code Number________________________________________________________

  Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Outstanding Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures". See Instruction 2.

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)________________________________________________

Date of Execution of Notice of Guaranteed Delivery_____________________________

Name of Eligible Institution that Guaranteed Delivery__________________________

If delivered by book-entry transfer:

 Account Number________________________________________________________________

 Transaction Code Number_______________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name___________________________________________________________________________

Address________________________________________________________________________

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrual of interest thereon on and after the date of issuance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Notes issuable upon the exchange of such tendered Outstanding Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

  The undersigned represents to the Company that (i) the Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Notes. If the undersigned or the person receiving the Notes covered hereby is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Notes. If the undersigned is a broker-dealer that will receive Notes, it represents that the Outstanding Notes to be exchanged for the Notes were acquired as a result of market-making activities or other trading activities. If the undersigned or the person receiving the Notes covered hereby is a broker-dealer that is receiving the Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities
Act) of the Company, the undersigned represents to the Company that (i) the undersigned understands and acknowledges that such Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom and (ii) the undersigned or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

  The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Notes.

  The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

  Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Notes delivered in exchange for tendered Outstanding Notes, and any Outstanding Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. IF OUTSTANDING NOTES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (SEE INSTRUCTION 4).

  SPECIAL REGISTRATION INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTION 5)                      (SEE INSTRUCTION 5)

                                            To be completed ONLY if the Notes
   To be completed ONLY if the Notes      are to be sent to someone other
 are to be issued in the name of          than the undersigned, or to the
 someone other than the undersigned.      undersigned at an address other
                                          than that shown under "Description
                                          of Outstanding Notes Tendered
                                          Hereby."

 Issue Note to:

 Name: ______________________________

                                          Mail Exchange Note to:


 Address: ___________________________     Name: ______________________________


_____________________________________
      (Please Print or Type)              Address:____________________________



                                          ____________________________________
                                                 (Please Print or Type)



              REGISTERED HOLDER(S) OF OUTSTANDING NOTES SIGN HERE
               (In addition, complete Substitute Form W-9 Below)

 X __________________________________________________________________________

 X __________________________________________________________________________
                     (Signature(s) of Registered Holder(s))

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information.
 (Please Print or Type):

 Name and Capacity (full title): ____________________________________________
 Address (including zip): ___________________________________________________
 Area Code and Telephone Number: ____________________________________________
 Dated: _____________________________________________________________________

             SIGNATURE GUARANTY (If required--See Instruction 4)

 Authorized Signature: ______________________________________________________
                              (Signature of Representative of Signature
                              Guarantor)
 Name and Title: ____________________________________________________________
 Name of Firm: ______________________________________________________________
 Area Code and Telephone Number: ____________________________________________
                                             (Please Print or Type)
 Dated: _________________________

             PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

  Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.

                        PART 1--Please provide your
                        TIN in the box at right and
                        certify by signing and dating
                        below.

                                                         --------------------
 SUBSTITUTE             PART 2--CERTIFICATION--Under       Social Security
 FORM W-9               penalties of perjury, I               Number or
                        certify (1) that the number            Employer
                        shown on this form is my            Identification
                        correct taxpayer                        Number
                        identification number and (2)   -----------------------
                        that I am not subject to
                        backup withholding under the
                        provisions of Section
                        3406(a)(1)(C) of the Internal
                        Revenue Code either because
                        (a) I have not been notified
                        that I am subject to backup
                        withholding as a result of
                        failure to report all
                        interest or dividends or (b)
                        the Internal Revenue Service
                        has notified me that I am no
                        longer subject to backup
                        withholding.

 DEPARTMENT OF THE
 TREASURY
 INTERNAL REVENUE
 SERVICE

                                                               PART 3--


 PAYOR'S REQUEST FOR
 TAXPAYER                                                 Exempt from backup
 IDENTIFICATION                                             withholding [_]
 NUMBER ("TIN")                                         -----------------------

                                                               PART 4--

                                                           Awaiting TIN [_]

                        CERTIFICATION INSTRUCTION--
                        You must cross out Item 2 of
                        Part 2 above if you have been
                        notified by the IRS that you
                        are currently subject to
                        backup withholding because of
                        underreporting interest or
                        dividends on your tax return.
                        However, if after being
                        notified by the IRS that you
                        are currently subject to
                        backup withholding, you
                        received another notification
                        from the IRS that you are no
                        longer subject to backup
                        withholding, do not cross out
                        such Item 2.

                        Signature _________Dated:

                        Name ____________________

                             (please print)

                        Address _________________

                             (please print)

--------------------------------------------------------------------------------
 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY INTEREST OR OTHER REPORTABLE PAYMENTS.
       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 4 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. Moreover, I understand that during this 60-day period, 31% of all reportable interest payments made to me will be withheld commencing 7 business days after the payor receives this Certificate of Awaiting Taxpayer Identification Number and terminating on the date I provide a certified TIN to the payor.

 --------------------------------------      ------------------------------
               Signature                                  Date

 Name ____________________________

          (please print)
                                             Address _________________

                                                  (please print)

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

  All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

  DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other required documents to the Exchange Agent (or complete the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

    (a) the tender is made through a member firm of a registered national securities exchange of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

    (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

    (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

  Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS; WITHDRAWALS.

  If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Outstanding Notes Tendered Hereby". A newly issued Outstanding Note for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000.

  Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the note number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes that have been tendered but not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND
   ENDORSEMENTS;
   GUARANTY OF SIGNATURES.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

  If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

  Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

  If this Letter of Transmittal is signed by the registered Holder or Holders of Outstanding Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the holder of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

  Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

  If no instructions are given, the Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

6. TRANSFER TAXES.

  The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing the Notes or the Outstanding Notes for the principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any other reason, other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

7. WAIVER OF CONDITIONS.

  The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

  Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 601 Jefferson, Suite 1100, Houston, Texas 77002, Attention: Investor Relations Manager (telephone: (713) 652-5200).

10. VALIDITY AND FORM.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Holder receiving interest on Exchange Notes is required to provide the payor of interest with such Holder's correct TIN on Substitute Form W-9 herein. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. The payor is required to report to the Internal Revenue Service the amount of reportable interest paid to the Holder on Notes. If the payor is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, interest payments that are made to such Holder on Notes may be subject to backup withholding.

  Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. For a foreign

Holder to qualify as an exempt recipient, that Holder must submit to the payor of interest a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

  If backup withholding applies, the payor is required to withhold 31% of any reportable amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for with the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on interest payments to be made to a Holder with respect to Notes, the Holder is required to notify the payor of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYOR

  Each Holder is required to give the payor the social security number or employer identification number of the record Holder(s) of the Notes. If Notes are in more than one name or are not in the name of the actual Holder, consult the attached Guidelines for Certification of TIN for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  If the Holder of Notes has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, check the box in Part 4, complete, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the payor of interest on the Notes is not provided with the TIN within 60 days, the payor will withhold 31% of all payments made thereafter until a TIN is provided to the payor. Moreover, even if a TIN is provided within such 60-day period, the payor is required to withhold 31% of any reportable interest payments made to the payee 7 days following receipt by the payor of the Certificate of Awaiting Taxpayer Identification Number.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                         KELLEY OIL & GAS CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTY)

  As set forth in the Prospectus dated October 9, 1998 (the "Prospectus") of Kelley Oil & Gas Corporation (the "Company") in the section entitled "The Exchange Offer--Guaranteed Delivery Procedures" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing the Company's 10 3/8% Senior Subordinated Notes Due 2006, Series C (the "Outstanding Notes") are not immediately available to the Holder thereof or time will not permit the Holder to deliver its Outstanding Notes or other required documents to the Exchange Agent, or to complete the procedures for book-entry transfer, before the Expiration Date. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent before 5:00 p.m., New York City time on November 9, 1998.

                  To United States Trust Company of New York
                            (the "Exchange Agent")

     BY HAND DELIVERY:       BY OVERNIGHT COURIER:        BY REGISTERED OR
    United States Trust   United States Trust Company      CERTIFIED MAIL:
          Company                 of New York            United States Trust
        of New York              770 Broadway                  Company
       111 Broadway               13th Floor                 of New York
        Lower Level           New York, NY 10003               Box 843
    New York, NY 10005   Attn: Corporate Trust Service  Peter Cooper Station
   Attn: Corporate Trust            Window               New York, NY 10276
                                                        Attn: Corporate Trust
                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                    United States Trust Company of New York
                                (212) 420-6152
                            Confirm: (800) 548-6565
                               FOR INFORMATION:
                                (800) 548-6565

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTY MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTY OF SIGNATURES.

Ladies and Gentlemen:

  The undersigned hereby tender(s) to Kelley Oil & Gas Corporation, the principal amount of the Outstanding Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                                                  PRINCIPAL AMOUNT TENDERED
      NOTE              AGGREGATE PRINCIPAL   (MUST BE IN INTEGRAL MULTIPLES OF
      NOS.               AMOUNT OF NOTE(S)               $1,000)
      ----              -------------------   ---------------------------------
-------------------  -------------------------  -------------------------------
-------------------  -------------------------  -------------------------------
-------------------  -------------------------  -------------------------------
-------------------  -------------------------  -------------------------------

The Book-Entry Transfer                                 Sign Here
Facility
Account Number (if the
Outstanding Notes will be                 X
tendered by book-entry                    -------------------------------------
transfer)


                                          X
                                          -------------------------------------
-------------------------------                       Signature(s)
        Account Number
                                          -------------------------------------
-------------------------------               Number and Street or P.O. Box
   Principal Amount Tendered
(must be in integral multiples            -------------------------------------
          of $1,000)                              City, State, Zip Code

                                          Dated: ________________________, 1998

                                   GUARANTY

                    (NOT TO BE USED FOR SIGNATURE GUARANTY)

  The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantees (a) that the above named person(s) "own(s)" the principal amount of 10 3/8% Senior Subordinated Notes due 2006, Series C, of Kelley Oil & Gas Corporation (the "Outstanding Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guaranties and any other required documents, within five New York Stock Exchange trading days after the Expiration Date.

Name of Firm __________________           Title________________________________


Authorized Signature __________           Address______________________________
                                                                       Zip Code


Name __________________________
     Please Type or Print                 Area Code and Telephone No.__________

                                          Dated:_________________________, 1998

    NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD
                  BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

             SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.
PURPOSE OF FORM.--A person who is required to file an information return with the IRS must obtain your correct Taxpayer Identification Number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA. Use the accompanying Substitute Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN), and, when applicable,
1. To certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued),
2. To certify that you are not subject to backup withholding, or
3. To claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

HOW TO OBTAIN A TIN.--If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.
 To complete Substitute Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.
NOTE: Writing "Applied for" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.
 As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the requester.

WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, non-employee compensation and certain payments from fishing boat operations, but do not include real estate transactions.
 If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester, or
2. The IRS notifies the requester that you furnished an incorrect TIN, or
3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or
4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or
5. You do not certify your TIN when required. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, broker accounts considered inactive during 1983, and real estate transactions.
 Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees Under Specific Instructions, below, if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.--The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through
(13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.
 1. A corporation.
 2. An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7).
 3. The United States or any of its agencies or instrumentalities.
 4. A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.
 5. A foreign government or any of its political subdivisions, agencies, or instrumentalities.
 6. An international organization or any of its agencies or instrumentalities.
 7. A foreign central bank of issue.
 8. A dealer in securities or commodities required to register in the United States, District of Columbia or a possession of the United States.
 9. A futures commission merchant registered with the Commodity Futures Trading Commission.
10. A real estate investment trust.
11. An entity registered at all times during the tax year under the Investment Company Act of 1940.
12. A common trust fund operated by a bank under section 584(a).
13. A financial institution.
14. A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
15. A trust exempt from tax under section 664 or described in section 4947. Payments of dividend and patronage dividends generally not subject to backup withholding include the following:
  . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the United
    States and that have at least one nonresident alien partner.
  . Payments of patronage dividends not paid in money.
  . Payments made by certain foreign organizations.
 Payments of interest generally not subject to backup withholding include the following:
  . Payments of interest on obligations issued by individuals.
NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.
  . Payments of tax-exempt interest (including exempt interest dividends under section 852).
  . Payments described in section 6049(b)(5) to nonresident aliens.
  . Payments on tax-free covenant bonds under section 1451.
  . Payments made by certain foreign organizations.
  . Mortgage interest paid by you.
 Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

PENALTIES
FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
MISUSE OF TINS.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS
NAME.--If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card, and your new last name.
 If you are a sole proprietor, you must furnish your individual name. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.
TAXPAYER IDENTIFICATION NUMBER.--You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. See the chart below for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How to Obtain a TIN on page 1. EXEMPT PAYEES.--If you are exempt from backup withholding, you should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "EXEMPT" in the block in Part 2, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

SIGNING THE CERTIFICATION
INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983.--You are required to furnish your correct TIN, but you are not required to sign the certification. INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983.--You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
REAL ESTATE TRANSACTIONS.--You must sign the certification. You may cross out item 2 of the certification.
OTHER PAYMENTS.--You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for service (including attorney and accounting fees) and payments to certain fishing boat crew members.
MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY OR IRA CONTRIBUTIONS.--You are required to furnish your correct TIN, but you are not required to sign the certification.
TIN "APPLIED FOR."--Follow the instructions under How to Obtain a TIN on page 1, and sign and date the Substitute Form W-9.
SIGNATURE.--For a joint account, only the person whose TIN is shown in Part 1 should sign.
PRIVACY ACT NOTICE.--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or con-tributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend and certain other pay-ments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

--------------------------------------- ---------------------------------------

                              GIVE THE
FOR THIS TYPE OF ACCOUNT:     SOCIAL SECURITY
                              NUMBER OF--
-----------------------------------------------
1. Individual                 The individual
2. Two or more individuals    The actual owner
   (joint account)            of the account
                              or, if combined
                              funds, the first
                              individual on the
                              account(1)
3. Custodian account of a     The minor(2)
   minor (Uniform Gift to
   Minors Act)
4. a. The usual revocable     The grantor-
      savings trust account   trustee(1)
      (grantor is also
      trustee)
b. So-called trust account    The actual
   that is not a legal or     owner(1)
   valid trust under state
   law
5. Sole proprietorship        The owner(3)

                               GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:      IDENTIFICATION
                               NUMBER OF --
                                        --------
 6. Sole proprietorship        The owner(3)
 7. A valid trust, estate, or  Legal entity(4)
    pension trust
 8. Corporate                  The corporation
 9. Association, club,         The organization
    religious, charitable,
    educational or other tax-
    exempt organization
10. Partnership                The partnership
11. A broker or registered     The broker or
    nominee                    nominee
12. Account with the           The public entity
    Department of Agriculture
    in the name of a public
    entity (such as a state or
    local government, school
    district, or prison) that
    receives agricultural
    program payments

--------------------------------------- ---------------------------------------

(1) Use first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's SSN.
(3) Show your individual name. You may also enter your business or "doing business as" name. You may use your SSN or EIN.
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity hereof is not designated in the account title).
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                                       2